Exhibit 23.2




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated December 11, 1998, included in this Form 10-K, into the Company's previously filed Registration Statements No. 333-59397 on Form S-3 and No. 333-56591 on Form S-8.



                                                         /s/ Arthur Andersen LLP
                                                         -----------------------

                                                             ARTHUR ANDERSEN LLP


Portland, Oregon
December 22, 1998